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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8K

                                 CURRENT REPORT


                            Current Report Pursuant
                           to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report:                            February 5, 1996
Date of earliest event reported:           February 2, 1996


                           FIRST AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)


                                   TENNESSEE
                 (State or other jurisdiction of incorporation)


         0-6198                                       62-0799975
(Commission File Number)                              (I.R.S. Employer
                                                      Identification No.)


FIRST AMERICAN CENTER, NASHVILLE, TENNESSEE           37237-0700
(Address of principal executive offices)              (Zip Code)


   Registrant's telephone number, including area code (615) 748-2000
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Item 5.          Other Event

                 As previously reported by Current Report on Form 8-K dated July 5, 1995, First American has entered into a definitive Agreement and Plan of Merger dated July 5, 1995 with First City Bancorp, Inc. Attached hereto and incorporated by reference herein as Exhibit 2 (a) is an Amendment to the Agreement and Plan of Merger by and between First American Corporation and First City Bancorp, Inc. dated as of February 2, 1996.



Exhibit No.               Description
----------                -----------
         2.               Agreement and Plan of Merger dated July 5, 1995 by and between First American Corporation and
                          First City Bancorp, Inc. (previously filed as Exhibit 2 to a Current Report on Form 8-K dated
                          July 5, 1995, and incorporated herein by reference).

         2 (a).           Amendment to Agreement and Plan of Merger by and between First American Corporation and First
                          City Bancorp, Inc. dated February 2, 1996.

         20.              Press Release dated July 5, 1995 (previously filed as Exhibit 20 to a Current Report on Form 8-
                          K dated July 5, 1995, and incorporated herein by reference).

         20(a).           Press Release dated February 2, 1996.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     FIRST AMERICAN CORPORATION
                                     --------------------------
                                     (Registrant)


Date: February 5, 1996               /s/ Mary Neil Price
                                     -----------------------------------
                                     Name:  Mary Neil Price
                                     Title: Senior Vice President
                                             and Assistant Secretary






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                                 EXHIBIT INDEX


Exhibit No:               Description
----------                -----------
         2.               Agreement and Plan of Merger dated July 5, 1995 by and between First American Corporation and
                          First City Bancorp, Inc. (previously filed as Exhibit 2 to a Current Report on Form 8-K dated
                          July 5, 1995, and incorporated herein by reference).

         2 (a).           Amendment to Agreement and Plan of Merger by and between First American Corporation and First
                          City Bancorp, Inc. dated February 2, 1996.

         20.              Press Release dated July 5, 1995 (previously filed as Exhibit 20 to a Current Report on Form 8-
                          K dated July 5, 1995, and incorporated herein by reference).

         20(a).           Press Release dated February 2, 1996.





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